Inventories	3 Months Ended
Mar. 31, 2012
Inventories [Abstract]
INVENTORIES

NOTE 5 — INVENTORIES

The components of inventories were as follows (in millions):

	Successor
	March 31,	December 31,
	2012	2011
Raw materials	$56.9	$52.0
Work in process	24.6	25.1
Finished products	75.1	75.7

	$156.6	$152.8

Holdings determined the fair value of acquired inventories in accordance with ASC 805, “Business Combinations” resulting in an increase of $16.4 million over the historical carrying value of acquired inventories at the time of the UCI Acquisition. During the Successor three months ended March 31, 2011, the sale of acquired inventories increased cost of goods sold by $15.8 million. The remaining $0.6 million of the excess fair value of acquired inventories over the historical carrying value was recognized by June 30, 2011.